UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2005

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3099 Orchard Drive

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 894-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed to amend Item 9.01 of the Current Report on Form 8-K/A filed by Tessera Technologies, Inc. on March 8, 2006. This amendment includes a revised report of independent auditors in Exhibit 99.1, but makes no other changes to the Current Report on Form 8-K/A filed on March 8, 2006 or the information provided therein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 21, 2005, Tessera Technologies Inc. (“Tessera”) completed its previously announced purchase of certain intellectual property and related assets of Shellcase Ltd, an Israeli company (“Shellcase”), pursuant to the terms of the Asset Purchase Agreement dated October 31, 2005 (the “Purchase Agreement”) entered into among Tessera and Shellcase. Under the terms of the agreement, Tessera paid approximately $34.7 million for certain assets of Shellcase and associated transaction costs.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The following Financial Statements of the Business are included in this report;

Audited Statements of Net Assets to be Sold as of December 31, 2004 and Statement of Direct Revenue and Direct Operating Expenses for the year ended December 31, 2004 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

Unaudited Condensed Statement of Net Assets to be Sold as of September 30, 2005 and Unaudited Condensed Statements of Direct Revenue and Direct Operating Expenses for the nine months ended September 30, 2005 and 2004 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The Business was not operated as a stand-alone business, but was an integrated part of the consolidated business of Shellcase Ltd. As such, no separate audited financial statements of the Business have ever been prepared and Shellcase has not maintained the distinct and separate accounts necessary to prepare the full financial statements of the Business. Accordingly, complete financial statements of the Business have not been prepared as it was impracticable to prepare full financial statements as required by Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Information

The Following Unaudited Pro Forma financial information is being filed herewith;

Unaudited Pro Forma Condensed Combined Balance Sheet of Tessera Technologies, Inc. as of September 30, 2005.

Unaudited Pro Forma Condensed Combined Statement of Income of Tessera Technologies, Inc. for the nine months ended September 30, 2005 and for the year ended December 31, 2004.

(d) Exhibits

EXHIBIT NO.	DESCRIPTION
2.1	Asset Purchase Agreement, by and between Shellcase Ltd. and Tessera Technologies, Inc. dated October 31, 2005*

23.1	Consent of Independent Accountants

99.1	Audited Statement of Net Assets to be Sold as of December 31, 2004 and Statement of Direct Revenues and Direct Operating Expenses for the year ended December 31, 2004

99.2	Unaudited Interim Statement of Net Assets to be Sold as of September 30, 2005 and Unaudited Interim Statements of Direct Revenue and Direct Operating Expenses for the nine months ended September 30, 2005 and 2004

99.3	Pro forma financial information as of and for the nine months ended September 30, 2005 and for the year ended December 31, 2004

*	Previously filed as an exhibit to Tessera Technology, Inc’s Current Report on Form 8-K filed on November 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2007	TESSERA TECHNOLOGIES, INC.

	By:	/s/ Charles A. Webster
	Name:	Charles A. Webster
	Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

EXHIBIT NO.	DESCRIPTION
2.1	Asset Purchase Agreement, by and between Shellcase Ltd. and Tessera Technologies, Inc. dated October 31, 2005*

23.1	Consent of Independent Accountants

99.1	Audited Statement of Net Assets to be Sold as of December 31, 2004 and Statement of Revenues and Direct Operating Expenses for the year ended December 31, 2004

99.2	Unaudited Interim Statement of Net Assets to be Sold as of September 30, 2005 and Unaudited Interim Statements of Direct Revenue and Direct Operating Expenses for the nine months ended September 30, 2005 and 2004

99.3	Pro forma financial information as of and for the nine months ended September 30, 2005 and for the year ended December 31, 2004

*	Previously filed as an exhibit to Tessera Technology, Inc.’s Current Report on Form 8-K filed on November 1, 2005.